Exhibit 99.1

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF FEBRUARY 24, 2008
                                   (UNAUDITED)

                                     ASSETS
                                                              February 24, 2008
                                                              -----------------
 CURRENT ASSETS:
        Cash and Cash Equivalents                               $    1,755,873
        Restricted Cash                                                 76,922
        Accounts Receivable                                            252,664
        Prepaid Expenses                                             1,014,400
        Other Current Assets                                           231,653
        Assets of Discontinued Operations                                  435
                                                                 --------------
             TOTAL CURRENT ASSETS                                    3,331,947
                                                                 --------------


 VESSELS & EQUIPMENT
        Vessel - Palm Beach Princess - under Capital Lease          15,000,000
        Vessel - Big Easy - under Capital Lease - Not in Service     8,712,858
        Other Fixed Assets                                           8,085,199
                                                                 --------------
                                                                    31,798,057
        LESS: Accumulated Depreciation and Amortization              8,880,907
                                                                 --------------
             TOTAL VESSELS & EQUIPMENT - NET                        22,917,150
                                                                 --------------


 OTHER ASSETS:
        Notes Receivable                                             4,800,658
        Deposits and Other Assets - Non-Related Parties                121,071
        Spare Parts Inventory                                          500,852
                                                                 --------------
             TOTAL OTHER ASSETS                                      5,422,581
                                                                 --------------


 TOTAL ASSETS                                                   $   31,671,678
                                                                 ==============


    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                           CONSOLIDATED BALANCE SHEETS
                             AS OF FEBRUARY 24, 2008
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY


                                                               February 24, 2008
                                                               -----------------
 CURRENT LIABILITIES:
        Accounts Payable                                        $    2,495,875
        Accrued Expenses                                             3,353,685
        DIP Financing                                                2,905,331
        Liabilities of Discontinued Operations                         420,200
                                                                 --------------
             TOTAL CURRENT LIABILITIES                               9,175,091
                                                                 --------------

 LIABILITIES SUBJECT TO COMPROMISE:                                 55,566,976
                                                                 --------------

                                                                 --------------
             TOTAL LIABILITIES                                      64,742,067
                                                                 --------------

 DEFERRED INCOME                                                     1,439,951

 COMMITMENTS AND CONTINGENCIES                                               -

 STOCKHOLDERS' EQUITY:
        Series A Preferred Stock $100.00 Par Value                  36,284,375
        Series B Preferred Stock $10.00 Par Value                    5,000,000
        Common Stock $2.00 Par Value                                24,565,125
        Capital in Excess of Par                                    24,232,083
        Retained Earnings (Deficit)                               (124,134,385)
                                                                 --------------
                                                                   (34,052,802)
        LESS:
           Treasury Stock, 915,077 Shares                              457,538

                                                                 --------------
             TOTAL STOCKHOLDERS' EQUITY                            (34,510,340)
                                                                 --------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $   31,671,678
                                                                 ==============


    Unaudited Internally Generated Report Subject To Amending Adjustments

    These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

    On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE ONE MONTH ENDED FEBRUARY 24, 2008
                                   (UNAUDITED)

                                                               One Month Ended
                                                              February 24, 2008
                                                              -----------------
 OPERATING REVENUES:
        Gaming                                                 $      2,307,492
        Fare                                                             61,633
        On Board                                                        134,293
        Other                                                             3,781
                                                                ---------------
        NET OPERATING REVENUES                                        2,507,199
                                                                ---------------

 OPERATING COSTS AND EXPENSES:
        Gaming                                                          250,943
        Fare                                                            327,941
        On Board                                                        399,234
        Maritime & Legal Expenses                                       637,483
        General & Administrative Expenses                               174,809
        Ship Carrying Costs - Big Easy                                   44,019
        Ship Carrying Costs - Royal Star                                    276
        Development Costs - Other
        Depreciation & Amortization                                     210,913
        Impairment of Assets
                                                                ---------------
        TOTAL OPERATING COSTS AND EXPENSES                            2,045,618
                                                                ---------------

 OPERATING INCOME (LOSS)                                                461,581

 OTHER INCOME (EXPENSE):
        Interest and Financing Expenses                                       -
        Interest Income                                                     706
        Bankruptcy Costs                                               (159,415)
        Elimination of Inter-Company Balances                              (140)
        Forgiveness of Debt                                              12,193
                                                                ---------------
        TOTAL OTHER INCOME (EXPENSE)                                   (146,656)
                                                                ---------------

 (LOSS)  BEFORE TAX PROVISION                                           314,925
     Income Tax Expense                                                       -
                                                                ---------------

 NET (LOSS)                                                    $        314,925
                                                                ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:             $           0.03
                                                                ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                ===============

      Unaudited Internally Generated Report Subject To Amending Adjustments

      These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

      On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES
                             (Debtor-in-Possession)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE ONE MONTH ENDED FEBRUARY 24, 2008
                                   (UNAUDITED)

                                                                 One Month Ended
                                                               February 24, 2008
                                                               ----------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
        (LOSS) BEFORE DISCONTINUED OPERATIONS                   $       314,925
        Adjustments to reconcile income (loss) to net
         cash (used in) provided by operating activities:
        Depreciation and Amortization                                   210,913
        Inter-Company Adjustments
        Impairment of Assets
        Changes in Operating Assets and Liabilities -
           (Increase) in Restricted Cash & Investments
           (Increase) Decrease in Accounts Receivable                    11,368
           (Increase) Decrease in Other Assets                          (73,206)
           (Increase) Decrease in Prepaid Expenses                      (70,306)
           Increase (Decrease) in Accounts Payable and
            Accrued Expenses                                            254,442
                                                                 --------------
        NET CASH PROVIDED BY (USED IN) OPERATING                        648,136
                                                                 --------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
            Capital Expenditures                                              -
            (Increase) Decrease in Other Investment Activity                  -
                                                                 --------------
        NET CASH (USED IN) INVESTING ACTIVITIES                               -
                                                                 --------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
            Funds Received from PDS Notes & Other Lenders
            DIP Financing Funds Received                                      -
            Advances (Paid) Received (to) From Related Parties                -
            Principal Payments on Short Term Notes                            -
                                                                 --------------
        NET CASH (USED IN) FINANCING ACTIVITIES                               -
                                                                 --------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   648,136
        CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD          1,184,659
                                                                 --------------

        CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $     1,832,795
                                                                 ==============


      Unaudited Internally Generated Report Subject To Amending Adjustments

      These internally generated financials include but are not limited to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

      On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH


                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF FEBRUARY 24, 2008
                                   (Unaudited)
                                     ASSETS

 Bankruptcy Court Case No.                06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                Royal Star           ITG Palm
                                            ITB, Inc.         Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                     ---------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash and Cash Equivalents            $             5,231  $                -  $           10,263  $        1,719,705
 Restricted Cash                                                                                               76,922
 Accounts Receivable                                                                       48,043             213,054
 Prepaid Expenses                                  11,055              94,824              74,881             785,488
 Other Current Assets                                                                       8,740             222,913
 Net Assets of Discontinued
  Operations - Current
                                     ---------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                         16,286              94,824             141,927           3,018,082
                                     ---------------------------------------------------------------------------------

VESSEL,PLANT & EQUIPMENT:
 Vessels - Palm Beach Princess                                                                             15,000,000
 Leasehold Improvements -
   Port of Palm Beach                                                                                         921,899
 Ship Not Placed in Service -
    Big Easy                                                                            8,712,858
 Equipment                                         67,066                                                   7,096,234
                                     ---------------------------------------------------------------------------------
                                                   67,066                   -           8,712,858          23,018,133
 LESS: Accumulated Depreciation and
        Amortization                                                                      721,597           8,159,310
                                     ---------------------------------------------------------------------------------
      TOTAL PLANT & EQUIPMENT - NET                67,066                   -           7,991,261          14,858,823
                                     ---------------------------------------------------------------------------------

OTHER ASSETS:
 Deposits and Other Assets -
  Non-Related                                       3,571                                 117,500
 Vessel Deposits - Related Parties
 Deposits and Other Assets -
  Related Parties
 Spare Parts Inventory                                                                                        500,852
 Notes Receivable                               2,500,000
                                     ---------------------------------------------------------------------------------
      TOTAL OTHER ASSETS                        2,503,571                   -             117,500             500,852
                                     ---------------------------------------------------------------------------------

                                      $         2,586,923  $           94,824  $        8,250,688  $       18,377,757
                                     =================================================================================

 Bankruptcy Court Case No.             06-16357-BKC-PGH    06-16356-BKC-PGH

                                           ITGDC                Orion
                                   ----------------------------------------
CURRENT ASSETS:
 Cash and Cash Equivalents         $                 -  $                -
 Restricted Cash
 Accounts Receivable
 Prepaid Expenses
 Other Current Assets
 Net Assets of Discontinued
  Operations - Current
                                   ----------------------------------------
      TOTAL CURRENT ASSETS                           -                   -
                                   ----------------------------------------

VESSEL,PLANT & EQUIPMENT:
 Vessels - Palm Beach Princess
 Leasehold Improvements -
   Port of Palm Beach
 Ship Not Placed in Service -
    Big Easy
 Equipment
                                   ----------------------------------------
                                                     -                   -
 LESS: Accumulated Depreciation and
        Amortization
                                   ----------------------------------------
      TOTAL PLANT & EQUIPMENT - NET                  -                   -
                                   ----------------------------------------

OTHER ASSETS:
 Deposits and Other Assets -
  Non-Related
 Vessel Deposits - Related Parties
 Deposits and Other Assets -
  Related Parties
 Spare Parts Inventory
 Notes Receivable                                                2,300,658
                                   ----------------------------------------
      TOTAL OTHER ASSETS                             -           2,300,658
                                   ----------------------------------------

TOTAL ASSETS                       $                 -  $        2,300,658
                                   ========================================

 Bankruptcy Court Case No.                                            Non-Bankrupt Companies
                                         GMO          ITB                  GSRT             HOLDFREE
                                         Travel     Racing     ITB Mgmt    RACE TRACK       RACE TRACK    MGMT INC        TOTAL
                                       -----------------------------------------------------------------------------------------
CURRENT ASETS:
 Cash and Cash Equivalents          $   18,403  $    (666) $   2,937  $             -  $               -  $       -  $  1,755,873
 Restricted Cash                                                                                                           76,922
 Accounts Receivable                    (8,433)                                                                           252,664
 Prepaid Expenses                       48,152                                                                          1,014,400
 Other Current Assets                                                                                                     231,653
 Net Assets of Discontinued
  Operations - Current                                                            335                100                      435
                                    ----------------------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS              58,122       (666)     2,937              335                100          -     3,331,947
                                    ----------------------------------------------------------------------------------------------

VESSEL,PLANT & EQUIPMENT:
 Vessels - Palm Beach Princess                                                                                         15,000,000
 Leasehold Improvements -
   Port of Palm Beach                                                                                                     921,899
 Ship Not Placed in Service -
    Big Easy                                                                                                            8,712,858
 Equipment                                                                                                              7,163,300
                                    ----------------------------------------------------------------------------------------------
                                             -          -          -                -                  -          -    31,798,057
 LESS: Accumulated Depreciation and
        Amortization                                                                                                    8,880,907
                                    ----------------------------------------------------------------------------------------------
      TOTAL PLANT & EQUIPMENT - NET          -          -          -                -                  -          -    22,917,150
                                    ----------------------------------------------------------------------------------------------

OTHER ASSETS:
 Deposits and Other Assets -
  Non-Related                                                                                                             121,071
 Vessel Deposits - Related Parties                                                                                              -
 Deposits and Other Assets -
  Related Parties                                                                                                               -
 Spare Parts Inventory                                                                                                    500,852
 Notes Receivable                                                                                                       4,800,658
                                    ----------------------------------------------------------------------------------------------
      TOTAL OTHER ASSETS                     -          -          -                -                  -          -     5,422,581
                                    ----------------------------------------------------------------------------------------------

TOTAL ASSETS                        $   58,122  $    (666) $   2,937  $           335  $             100  $       -  $ 31,671,678
                                    ==============================================================================================

  Unaudited Internally Generated Report Subject To Amending Adjustments

  These  internally   generated  financials  include  but  are  not  limited  to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

  On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             AS OF FEBRUARY 24, 2008
                                   (Unaudited)
                       LIBILITIES AND STOCKHOLDERS' EQUITY

 Bankruptcy Court Case No.                            06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                            Royal Star           ITG Palm
                                                        ITB, Inc.         Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                                 ----------------------------------------------------------------------------------
CURRENT LIABLITIES:
 Accounts Payable                                 $           886,931  $            4,924  $          121,393  $        1,239,662
 Accrued Expenses                                             425,468              69,149             991,504           1,888,024
 DIP Financing                                                                                                          2,905,331
 Net Liabilities of Discontinued
  Operations - Current
                                                 ----------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                             1,312,399              74,073           1,112,897           6,033,017
                                                 ----------------------------------------------------------------------------------


                                                 ----------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE:                          2,561,241           4,824,257          21,816,163          23,086,594
                                                 ----------------------------------------------------------------------------------

DEFERRED INCOME                                                     -                   -                   -                   -
                                                 ----------------------------------------------------------------------------------

COMMITMENTS AND CONTIGENCIES                                        -                   -                   -                   -
                                                 ----------------------------------------------------------------------------------

 Due To/(From) Affiliates                                      92,959          (1,493,630)            102,933           1,396,811
                                                 ----------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
 Series A Preferred Stock $100.00 Par Value                36,284,375
 Series B Preferred Stock $10.00 Par Value                  5,000,000
 Common Stock $2.00 Par Value                              24,526,024                                                           1
 Capital in Excess of Par                                 184,552,785
 Retained Earnings (Deficit)                             (251,285,322)         (3,309,876)        (14,781,305)        (12,138,666)
                                                 ----------------------------------------------------------------------------------
      TOTAL                                                  (922,138)         (3,309,876)        (14,781,305)        (12,138,665)

                                                 ----------------------------------------------------------------------------------
 LESS:
    Treasury Stock                                            457,538                   -                   -                   -
                                                 ----------------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                           (1,379,676)         (3,309,876)        (14,781,305)        (12,138,665)
                                                 ----------------------------------------------------------------------------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $          2,586,923  $           94,824  $        8,250,688  $       18,377,757
                                                 ==================================================================================

 Bankruptcy Court Case No.                           06-16357-BKC-PGH    06-16356-BKC-PGH

                                                         ITGDC                Orion
                                                 ----------------------------------------
CURRENT LIABLITIES:
 Accounts Payable                                $                 -  $                -
 Accrued Expenses
 DIP Financing
 Net Liabilities of Discontinued
  Operations - Current
                                                 ----------------------------------------
      TOTAL CURRENT LIABILITIES                                    -                   -
                                                 ----------------------------------------


                                                 ----------------------------------------
LIABILITIES SUBJECT TO COMPROMISE:                         1,238,440           1,250,658
                                                 ----------------------------------------

DEFERRED INCOME                                                    -                   -
                                                 ----------------------------------------

COMMITMENTS AND CONTIGENCIES                                       -                   -
                                                 ----------------------------------------

 Due To/(From) Affiliates                                    193,846
                                                 ----------------------------------------

STOCKHOLDERS' EQUITY:
 Series A Preferred Stock $100.00 Par Value
 Series B Preferred Stock $10.00 Par Value
 Common Stock $2.00 Par Value
 Capital in Excess of Par
 Retained Earnings (Deficit)                              (1,432,286)          1,050,000
                                                 ----------------------------------------
      TOTAL                                               (1,432,286)          1,050,000

                                                 ----------------------------------------
 LESS:
    Treasury Stock                                                 -                   -
                                                 ----------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                          (1,432,286)          1,050,000
                                                 ----------------------------------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $                 -  $        2,300,658
                                                 ========================================

 Bankruptcy Court Case No.                                            Non-Bankrupt Companies

                                         GMO          ITB                  GSRT             HOLDFREE
                                         Travel     Racing     ITB Mgmt    RACE TRACK       RACE TRACK    MGMT INC        TOTAL
                                       -----------------------------------------------------------------------------------------
CURRENT LIABLITIES:
 Accounts Payable                      $  (52,970) $  73,998  $ 221,937  $             -  $          -  $       -  $  2,495,875
 Accrued Expenses                         (20,459)                                                                    3,353,685
 DIP Financing                                                                                                        2,905,331
 Net Liabilities of Discontinued
  Operations - Current                                                           209,200       211,000                  420,200
                                       -----------------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES           (73,429)    73,998    221,937          209,200       211,000          -     9,175,091
                                       -----------------------------------------------------------------------------------------


                                       -----------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE:                  (227,877) 1,017,500                                               55,566,976
                                       -----------------------------------------------------------------------------------------

DEFERRED INCOME                                 -          -          -        1,439,951             -          -     1,439,951
                                       -----------------------------------------------------------------------------------------

COMMITMENTS AND CONTIGENCIES                    -          -          -                -             -          -             -
                                       -----------------------------------------------------------------------------------------

 Due To/(From) Affiliates                                                                     (292,919)                       -
                                       -----------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY:
 Series A Preferred Stock
  $100.00 Par Value                                                                                                  36,284,375
 Series B Preferred Stock
  $10.00 Par Value                                                                                                    5,000,000
 Common Stock $2.00 Par Value                 200                12,500            1,000        25,400               24,565,125
 Capital in Excess of Par                                       (39,990)    (163,295,651)    3,014,939               24,232,083
 Retained Earnings (Deficit)              131,351    153,213 (1,209,010)     161,645,836    (2,958,320)            (124,134,385)
                                       -----------------------------------------------------------------------------------------
      TOTAL                               131,551    153,213 (1,236,500)      (1,648,815)       82,019          -   (34,052,802)

                                       -----------------------------------------------------------------------------------------
 LESS:
    Treasury Stock                              -          -          -                -             -          -       457,538
                                       -----------------------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY          131,551    153,213 (1,236,500)      (1,648,815)       82,019          -   (34,510,340)
                                       -----------------------------------------------------------------------------------------


TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                 $   58,122  $    (666) $   2,937  $           336  $        100  $       -  $ 31,671,678
                                       =========================================================================================

  Unaudited Internally Generated Report Subject To Amending Adjustments

  These  internally   generated  financials  include  but  are  not  limited  to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

  On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.

FOR THE PERIOD BEGINNING 2/1/2008 AND ENDING 2/29/2008

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE ONE MONTH ENDED FEBRUARY 24, 2008
                                   (Unaudited)

 Bankruptcy Court Case No.                06-16441-BKC-PGH    06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                                Royal Star           ITG Palm
                                            ITB, Inc.         Entertainment, LLC    Beach, LLC          ITGV, Inc.
                                      --------------------------------------------------------------------------------
OPERATING REVENUES:
 Gaming                               $                 -  $                -  $                -  $        2,307,492
 Fare                                                   -                   -                   -              61,633
 On Board                                               -                   -                   -             134,293
 Other                                                  -                   -                   -
                                      --------------------------------------------------------------------------------
 NET OPERATING REVENUES                                 -                   -                   -           2,503,418
                                      --------------------------------------------------------------------------------

OPERATING COSTS AND EXPENSES:
 Gaming                                                                                                       250,943
 Fare                                                                                                         327,941
 On Board                                                                                                     399,234
 Maritime & Legal Expenses                                                                                    637,483
 G & A Expenses - Palm Beach Princess                                                                         173,256
 G & A Expenses - Parent                            1,055
 Development Costs                                                        276              44,019
 Impairment of Assets
 Depreciation & Amortization                                                                                  210,913
                                      --------------------------------------------------------------------------------
 TOTAL OPERATING COSTS AND EXPENSES                 1,055                 276              44,019           1,999,770
                                      --------------------------------------------------------------------------------

OPERATING INCOME (LOSS)                            (1,055)               (276)            (44,019)            503,648
                                      --------------------------------------------------------------------------------

OTHER INCOME (EXPENSES):
 Interest and Financing Expenses
 Interest Income                                                                                                  706
 ITG Vegas Bankruptcy Costs                                                                                  (159,415)
 Elimination of Inter-Company Balances                                                                           (140)
 Forgiveness of Debt                                                                                           12,193
                                      --------------------------------------------------------------------------------
 TOTAL OTHER INCOME (EXPENSE)                           -                   -                   -            (146,656)
                                      --------------------------------------------------------------------------------

INCOME(LOSS) BEFORE TAX PROVISION                  (1,055)               (276)            (44,019)            356,992
 LESS: State Income Tax Expense                         -                   -                   -                   -
                                      --------------------------------------------------------------------------------

NET INCOME (LOSS)                     $            (1,055) $             (276) $          (44,019) $          356,992
                                      ================================================================================

 Bankruptcy Court Case No.                06-16357-BKC-PGH    06-16356-BKC-PGH

                                              ITGDC                Orion
                                      ----------------------------------------
OPERATING REVENUES:
 Gaming                               $                 -  $                -
 Fare                                                   -                   -
 On Board                                               -                   -
 Other                                                  -                   -
                                      ----------------------------------------
 NET OPERATING REVENUES                                 -                   -
                                      ----------------------------------------

OPERATING COSTS AND EXPENSES:
 Gaming
 Fare
 On Board
 Maritime & Legal Expenses
 G & A Expenses - Palm Beach Princess
 G & A Expenses - Parent
 Development Costs
 Impairment of Assets
 Depreciation & Amortization
                                      -----------------------------------------
 TOTAL OPERATING COSTS AND EXPENSES                     -                   -
                                      -----------------------------------------

OPERATING INCOME (LOSS)                                 -                   -
                                      ----------------------------------------

OTHER INCOME (EXPENSES):
 Interest and Financing Expenses
 Interest Income
 ITG Vegas Bankruptcy Costs
 Elimination of Inter-Company Balances
 Forgiveness of Debt
                                      ----------------------------------------
 TOTAL OTHER INCOME (EXPENSE)                           -                   -
                                      ----------------------------------------

INCOME(LOSS) BEFORE TAX PROVISION                       -                   -
 LESS: State Income Tax Expense                         -                   -
                                      ----------------------------------------

NET INCOME (LOSS)                     $                 -  $                -
                                      ========================================

 Bankruptcy Court Case No.                                            Non-Bankrupt Companies

                                         GMO          ITB                  GSRT             HOLDFREE
                                         Travel     Racing     ITB Mgmt    RACE TRACK       RACE TRACK    MGMT INC        TOTAL
                                       -----------------------------------------------------------------------------------------
OPERATING REVENUES:
 Gaming                               $        -  $       -  $       -  $             -  $               -  $       -  $  2,307,492
 Fare                                          -          -          -                -                  -          -        61,633
 On Board                                      -          -          -                -                  -          -       134,293
 Other                                     3,781          -          -                -                  -          -         3,781
                                      ----------------------------------------------------------------------------------------------
 NET OPERATING REVENUES                    3,781          -          -                -                  -          -     2,507,199
                                      ----------------------------------------------------------------------------------------------

OPERATING COSTS AND EXPENSES:
 Gaming                                                                                                                     250,943
 Fare                                                                                                                       327,941
 On Board                                                                                                                   399,234
 Maritime & Legal Expenses                                                                                                  637,483
 G & A Expenses - Palm Beach Princess        498                                                                            173,754
 G & A Expenses - Parent                                                                                                      1,055
 Development Costs                                                                                                           44,295
 Impairment of Assets                                                                                                             -
 Depreciation & Amortization                                                                                                210,913
                                      ----------------------------------------------------------------------------------------------
 TOTAL OPERATING COSTS AND EXPENSES          498          -          -                -                  -          -     2,045,618
                                      ----------------------------------------------------------------------------------------------

OPERATING INCOME (LOSS)                    3,283          -          -                -                  -          -       461,581
                                      ----------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSES):
 Interest and Financing Expenses                                                                                                  -
 Interest Income                                                                                                                706
 ITG Vegas Bankruptcy Costs                                                                                                (159,415)
 Elimination of Inter-Company Balances                                                                                         (140)
 Forgiveness of Debt                                                                                                         12,193
                                      ----------------------------------------------------------------------------------------------
 TOTAL OTHER INCOME (EXPENSE)                  -          -          -                -                  -          -      (146,656)
                                      ----------------------------------------------------------------------------------------------

INCOME(LOSS) BEFORE TAX PROVISION          3,283          -          -                -                  -          -       314,925
 LESS: State Income Tax Expense                -          -          -                -                  -          -             -
                                      ----------------------------------------------------------------------------------------------

NET INCOME (LOSS)                     $    3,283  $       -  $       -  $             -  $               -  $       -  $    314,925
                                      ==============================================================================================

  Unaudited Internally Generated Report Subject To Amending Adjustments

  These  internally   generated  financials  include  but  are  not  limited  to significant year end adjustments for the impairment of assets, write offs of inter-company balances and reserves against related party receivables as requested by the trustee. These financials are subject to final audit and may require additional adjustments following the completion of the December 30, 2007 audit of the company's consolidated financial statements scheduled to be completed on March 30, 2007.

  On August 28, 2007 the trustee testified, affirmen by PDS, that that the bareboat charter fee assigned to PDS was not to be accrued or paid as of September 2007. The financials do not reflect the contingancy fees of the bareboat charters after September 30, 2007. As of December 31, 2007, this issue is being contested by Mr. Murray and will be resolved as part of the upcoming plan of reorganization.